                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 23, 1998

                     Merry Land & Investment Company, Inc.
             (Exact name of registrant as specified in its charter)

        Georgia                       001-11081               58-0961876
    (State or other               (Commission File         (I.R.S. Employer
    jurisdiction of                    Number)               I.D. Number)
     incorporation)

624 Ellis Street, Augusta, Georgia                          30901
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  706/722-6756






  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Filed:  February 23, 1998





ITEM 5. OTHER EVENTS. On February 23, 1998, Merry Land entered into a definitive agreement to acquire 13 Florida apartment communities containing 3,994 units (the "Trammell Crow Residential Portfolio") from Trammell Crow Residential, a national apartment development and management company, and its affiliates. The acquisition is expected to close late in the first quarter of 1998. The sellers will receive consideration of approximately $248.0 million, including partnership units in Merry Land's newly created subsidiary DownREIT partnership, cash and the assumption of debt. The Sellers are unrelated to the Company.

     The following is a detailed listing of the communities to be acquired:

                                                                Year               Sq. ft.        12/31/97
     Community                                 Location         Built     Units   per Unit    Avg. Rent  Occup.
     ---------                               -------------      -----     -----   --------    ---------  ------

     Wood Forest..........................   Daytona Beach       1985      144       822      $  568     93%
     Oaks at Baymeadows...................   Jacksonville        1985      248       995         637     88%
     Oaks at Regency......................   Jacksonville        1985      159       844         562     86%
     Oaks at Orange Park..................   Jacksonville        1986      280       845         603     92%
     Vinings at Lake Buena Vista..........   Orlando             1988      400       927         696     97%
     Chicasaw Crossing....................   Orlando             1986      292       850         613     95%
     Vinings Club at Metrowest............   Orlando             1997      411     1,182       1,005     (1)
     Vinings at Lenox Place...............   Orlando             1998      456     1,011         851     (2)
     Beneva Place.........................   Sarasota            1986      192       882         683     96%
     Vinings Club at Boot Ranch...........   Tampa               1996      432       956         773     94%
     Vinings at Carrollwood Place.........   Tampa               1995      432       970         738     93%
     Forest Place.........................   Tampa               1985      244       813         577     97%
     Horizon Place........................   Tampa               1985      304       841         605     97%
                                                                 ----    -----     -----      ------     --
          Weighted Average or Total.......                       1990    3,994       941      $  717     94%

__________

(1) Under lease-up at December 31, 1997.
(2) Under construction at December 31, 1997.

     To fund the acquisition Merry Land will assume $113.5 million of debt, including $96.7 million of tax exempt debt bearing interest at an average rate of approximately 5.0%. Merry Land also has formed a subsidiary DownREIT partnership which will issue operating partnership units with an aggregate value of approximately $20.0 million to the sellers. The units will be redeemable for cash or, at the Company's option, shares of Merry Land common stock on a one for one basis, beginning one year after closing. The Company will file a registration statement allowing the units exchanged for common stock to be publicly traded. The balance of the purchase price of approximately $115.0 million will be paid in cash which the Company expects to fund with proceeds of its $200 million unsecured revolving credit facility described in the Company's Form 8-K filed September 23, 1997 or other available cash. The definitive agreement with Trammell Crow Residential contains customary conditions of sale and there can be no assurance the transaction will close.

     The agreement was signed only after a detailed review of each community's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Attached are (1) audited statements of excess of revenues over specific operating expenses with respect to the Trammell Crow Residential Portfolio and (2) pro forma balance sheet and statement of income for the Company.


     C.   EXHIBITS

          10. Contribution Agreement by and between the TCR Parties and Merry Land & Investment Company, Inc. and Merry Land Operating Partnerships L.P. dated February 23, 1998.

                         THE COMBINED OPERATIONS OF THE

                      TRAMMELL CROW RESIDENTIAL PORTFOLIO


        STATEMENT OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:


We have audited the accompanying statement of excess of revenues over specific operating expenses of THE COMBINED OPERATIONS OF THE TRAMMELL CROW RESIDENTIAL PORTFOLIO for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the properties after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of The Combined Operations of The Trammell Crow Residential Portfolio for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


Arthur Andersen LLP

Atlanta, Georgia
February 23, 1998

                         THE COMBINED OPERATIONS OF THE

                      TRAMMELL CROW RESIDENTIAL PORTFOLIO

                      STATEMENT OF EXCESS OF REVENUES OVER

                           SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997







REVENUES:
    Rents (Note 1)                                               $22,951,688
    Other income                                                   1,446,812
                                                                 -----------
              Total revenues                                      24,398,500
                                                                 -----------
SPECIFIC OPERATING EXPENSES (NOTE 2):
    Personnel                                                      2,707,817
    General and administrative                                       446,996
    Marketing                                                        552,595
    Repairs, maintenance, and contract services                    1,733,997
    Utilities                                                      1,375,221
    Property insurance                                               369,742
    Real estate taxes                                              2,274,660
                                                                 -----------
                                                                   9,461,028
                                                                 -----------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES              $14,937,472
                                                                 ===========






         The accompanying notes are an integral part of this statement.

                         THE COMBINED OPERATIONS OF THE

                      TRAMMELL CROW RESIDENTIAL PORTFOLIO


                  NOTES TO THE STATEMENT OF EXCESS OF REVENUES

                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


         DESCRIPTION OF PROPERTIES

         On February 23, 1998, Merry Land & Investment Company, Inc. ("Merry Land") entered into a definitive agreement to purchase the following thirteen Florida apartment communities from Trammell Crow Residential and its affiliates. Aggregate consideration of approximately $248 million will include operating partnership units, cash, and the assumption of certain amounts of the seller's mortgage debt.

                        COMMUNITY                   LOCATION               UNITS
               ----------------------------       -------------            -----
               Wood Forest                        Daytona Beach             144
               Oaks at Baymeadows                 Jacksonville              248
               Oaks at Regency                    Jacksonville              159
               Oaks at Orange Park                Orange Park               280
               Vinings at Lake Buena Vista        Orlando                   400
               Chickasaw Crossing                 Orlando                   292
               Vinings Club at Metrowest          Orlando                   411
               Vinings at Lenox Place             Orlando                   456
               Beneva Place                       Sarasota                  192
               Forest Place                       Tampa                     244
               Horizon Place                      Tampa                     304
               Vinings Club at Boot Ranch         Tampa                     432
               Vinings at Carrollwood Place       Tampa                     432
                                                                          -----
                                                                          3,994
                                                                          =====

         The Vinings Club at Metrowest and Vinings at Lenox Place were in the construction and initial lease-up phase during 1997. Accordingly, the accompanying statement of excess of revenues over specific operating expenses is not representative of results which might be expected upon completion of construction and lease-up of these properties.

         RENTAL INCOME

         Rents from leases are accounted for ratably over the term of each lease which is generally for a period of 12 months or less.


2.       BASIS OF ACCOUNTING

         The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees.

         Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

                     Merry Land and Investment Company, Inc.

                    Pro Forma Condensed Financial Statements

                                  (Unaudited)

The following unaudited Pro Forma Condensed Balance Sheet as of December 31, 1997 and Pro Forma Statement of Income for the year ended December 31, 1997 have been prepared as if the February 1998 issuance of the Series E Preferred Stock and the expected acquisition of the Trammell Crow Residential Portfolio had occurred on December 31, 1997 with respect to the balance sheet and on January 1, 1997 with respect to the statement of income. In addition, the statement of income has been prepared as if the acquisition of the 14 apartment communities which were purchased by the Company in the second, third and fourth quarters of 1997 had occurred on January 1, 1997.


The unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of future operations or historical operations had all the transactions occurred on January 1, 1997.

                     MERRY LAND & INVESTMENT COMPANY, INC.

                       PRO FORMA CONDENSED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                  (Unaudited)
                                 (In thousands)


                                                                                          Trammell Crow
                                   Actual        Issuance of                          Residential Portfolio
                                  12/31/97       Prfd Stock(A)      Adjusted              Acquisition(B)                Pro forma
                                  --------       ----------         --------          ---------------------             ---------

------------------------------------------------------------------------------------------------------------------------------------
Properties                      $1,414,963       $                 $1,414,963                $248,000                  $1,662,963

Cash & Securities                    2,533          28,850             31,383                 (31,383)                         --

Other Assets                        10,385                             10,385                                              10,385
                                ----------        --------         ----------                --------                  ----------
  Total Assets                   1,427,881          28,850          1,456,731                 216,617                   1,673,348
                                ==========        ========         ==========                ========                  ==========

Notes Payable
  Mortgage Loans                    70,282                             70,282                  16,737                      87,019
  Senior Notes                     460,000                            460,000                                             460,000
  Line of Credit                    67,800         (67,800)                --                  83,710                      83,710
  Tax Exempt Bonds                                                         --                  96,670                      96,670
                                ----------        --------         ----------                --------                  ----------
                                   598,082         (67,800)           530,282                 197,117                     727,399
A/P & Accruals                      32,467                             32,467                                              32,467

Minority Interest                                                          --                  19,532                      19,532

Shareholders' Equity
  Preferred Stock
    Series A                         4,692                              4,692                                               4,692
    Series B                       100,000                            100,000                                             100,000
    Series C                       114,985                            114,985                                             114,985
    Series D                        50,000                             50,000                                              50,000
    Series E                                       100,000            100,000                                             100,000
  Common Stock                      39,177                             39,177                                              39,177
  Surplus                          525,744          (3,350)           522,394                                             522,394
  Retained Earnings                (15,730)                           (15,730)                                            (15,730)
  N/R from Shareholders & ESOP     (21,691)                           (21,691)                                            (21,691)
  Unrealized Gain on Securities        155                                155                                                 155
                                ----------        --------         ----------                --------                  ----------
                                   797,332          96,650            893,982                      --                     893,982
                                ----------        --------         ----------                --------                  ----------
Total Liabilities & Equity      $1,427,881        $ 28,850         $1,456,731                $216,649                  $1,673,380
                                ==========        ========         ==========                ========                  ==========


(A) Reflects the sale of 4,000,000 shares Series E Cumulative Redeemable Preferred Stock at $25.00 per share for net proceeds of $96,650,000.

(B) Reflects the acquisition of the Trammell Crow Residential Portfolio. To fund the transaction, the Company will assume $16,737 of mortgage debt and $96,670 of tax exempt bonds, issue $19,532 in units of the Company's Down REIT partnership units to the sellers, and pay the balance of the purchase price with cash on hand and borrowings under the Company's line of credit.

                     MERRY LAND & INVESTMENT COMPANY, INC.

                    PRO FORMA CONSENSED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (Unaudited)
                     (In thousands, except per share data)



                                                                        Full Year Effect of 1997
                                                                         Apartment Acquisitions
                                                                    --------------------------------
                                                                     Combined
                                                                    Results of
                                                                     Aquired
                                                     As Reported    Properties       Adjustments
                                                     -----------    ----------       -----------
                                                                                  increase(decrease)
Income from property operations:
    Rental and mineral royalty revenue                 $210,272     33,748 (a)
    Rental expenses, property tax and insurance          79,735     11,786 (b)            492 (c)
    Depreciation of real estate owned                    42,464                         7,191 (d)
                                                       --------     ------             ------
     Operating income from properties                    88,073     21,962             (7,683)

Other income:
    Other interest and dividend income                    2,603
    Other                                                 5,086
                                                       --------     ------             ------
                                                          7,689         --                 --

Expenses:
    Interest                                             25,900
    General and administrative                            4,666                           150 (e)
    Other                                                 1,149
                                                       --------     ------             ------
                                                         31,715         --                150

Income before gains and income taxes                     64,047     21,962             (7,833)

Gains on sales of assets                                  1,456
                                                       --------     ------             ------

Net income                                               65,503     21,962             (7,833)
                                                                    ======             ======

Preferred dividend requirement                           23,257
                                                       --------
Net income available for common shares                 $ 42,246
                                                       ========

Net income per common share (basic)                        1.10
Net income per common share (diluted)                      1.10

Weighted Average number of common shares - basic         38,461
Weighted Average number of common shares - diluted       48,747




                                                      Trammell Crow Residential
                                                        Portfolio Acquisition
                                                      --------------------------
                                                       Combined
                                                      Results of                    Interest and
                                                       Aquired                        Dividend
                                                      Properties     Adjustments     Adjustment       Pro Forma
                                                      ----------     -----------     ----------       ---------
Income from property operations:
    Rental and mineral royalty revenue                 24,398 (a)                                     $268,418
    Rental expenses, property tax and insurance         9,461 (b)        425 (c)                       101,899
    Depreciation of real estate owned                                  5,916 (d)                        55,571
                                                       ------         ------           -------        --------
     Operating income from properties                  14,937         (6,341)               --         110,948

Other income:
    Other interest and dividend income                                                                   2,603
    Other                                                                                                5,086
                                                       ------         ------           -------        --------
                                                           --             --                --           7,689

Expenses:
    Interest                                                                            21,546 (f)      47,446
    General and administrative                                           125 (e)                         4,941
    Other                                                                                                1,149
                                                       ------         ------           -------        --------
                                                           --            125            21,546          53,536

Income before gains and income taxes                   14,937         (6,466)          (21,546)         65,101

Gains on sales of assets                                                                                 1,456
                                                       ------         ------           -------        --------

Net income                                             14,937         (6,466)          (21,546)         66,557
                                                       ======         ======           =======

Preferred dividend requirement                                                           7,550 (g)      30,807
                                                                                       -------         -------
Net income available for common shares                                                                 $35,750
                                                                                                       =======

Net income per common share (basic)                                                                       0.91
Net income per common share (diluted)                                                                     0.91

Weighted Average number of common shares - basic                                                        39,300 (h)
Weighted Average number of common shares - diluted                                                      49,586 (h)

                      MERRY LAND & INVESTMENT COMPANY, INC.

         Notes and Assumptions to Unaudited Pro Forma Income Statements


(a) Represents adjustments to reflect a full year of rental income from the 14 properties acquired during 1997 and the Trammell Crow Residential Portfolio.

(b) Represents adjustments to reflect a full year of operating expenses on properties acquired during 1997 and the Trammell Crow Residential Portfolio.

(c) Represents adjustments to reflect additional management costs on properties acquired during 1997 and the Trammell Crow Residential Portfolio.

(d) Represents adjustments to reflect a full year of depreciation on properties acquired during 1997 and the Trammell Crow Residential Portfolio.

(e) Represents adjustments to reflect the additional general and administrative expenses required by an increase in personnel and associated costs related to properties acquired during 1997 and the Trammell Crow Residential Portfolio.

(f) Represents adjustment to interest expense to reflect a full year of interest on pro forma debt outstanding.

(g) Represents the adjustment to preferred dividends to reflect a full year of preferred dividends on pro forma preferred stock outstanding.

(h) Represents equivalent shares outstanding giving effect to shares issued in the Trammell Crow acquisition as partial consideration.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MERRY LAND & INVESTMENT COMPANY, INC.


                             (Registrant)



By:  /s/ Dorrie E. Green
   ---------------------------------
   Dorrie E. Green
   As Its Vice President

Date: February 23, 1998